Filed pursuant to Rule 497(e)
under the Securities Act of 1933.
File No. 2-15037
File No. 811-879




	TRAINER, WORTHAM FIRST MUTUAL FUNDS


First Mutual Fund


Supplement dated March 16, 1999
to Prospectus dated October 30, 1998 and
Statement of Additional Information dated October 30, 1998
as Supplemented December 30, 1998

1. The following information replaces and supersedes any contrary information contained in the Trust's Prospectus and Statement of Additional Information. All of the information under the heading "Investment Advisor" on page 8 of the First Mutual Fund Prospectus is deleted and replaced with the following:

        Investment Advisor
Trainer, Wortham & Co., Inc. (the "Advisor"), with offices at 845
Third Avenue, New York 10022 is the Trust's Investment Advisor and manager and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

The Advisor, organized in 1990, continues an investment counseling business which began in 1924 as Trainer & Associates. The Advisor supervises approximately $2.5 billion in investment accounts.

Pursuant to an Investment Advisory Agreement with the Trust on behalf of First Mutual Fund, the Advisor receives an annual fee, accrued daily and paid monthly, of 0.75% of the Fund's average daily net assets.

Subject to the general supervision of the Board of Trustees, and in accordance with the Fund's investment objectives, policies, and restrictions, the Advisor manages the Fund's investment portfolios, makes decisions with respect to and places orders for all purchases and sales of the portfolio securities. The President of the Trust, David P. Como, has been primarily responsible for the day-to-day investment management of First Mutual Fund's portfolio since 1982. Mr. Como has been a Managing Director of the Advisor since September 1990, and was Managing Director and Vice President of BIL, Trainer, Wortham & Co., its predecessor company, from 1988 through September 1990.

The Advisor is a wholly-owned subsidiary of First Republic Bank. First Republic Bank is a commercial bank headquartered at 111 Pine Street, San Francisco, California 94111, which is engaged in a general banking business
and it also provides private banking services.   First Republic Bank has
offices in California, Nevada and New York City and has approximately $2.5 billion in total net assets.


2. The following information replaces and supersedes any contrary information contained in the Trust's Prospectus and Statement of Additional Information. The paragraph under the heading "Distributor" on page 12 of the First Mutual Fund Prospectus and on page 9 of the Total Return Bond Fund Prospectus is deleted and replaced with the following:

Effective January 1, 1999, First Data Distributors, Inc., 4400 Computer Drive, Westboro, Massachusetts 01581 serves as underwriter pursuant to an underwriting agreement for the limited purpose of acting as underwriter to facilitate the registration of shares of each Fund under state securities laws and to assist in the sale of shares.

         All other references to FPS Broker Services, Inc. in the Prospectus and Statement of Additional Information are hereby replaced with First Data Distributors, Inc.



INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL
INFORMATION FOR FUTURE REFERENCE.